July 27, 2023 Q2 2023 EARNINGS PRESENTATION

This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. FORWARD- LOOKING STATEMENTS 2

TEAM PERFORMING WELL IN CHALLENGING ENVIRONMENT CONFIDENT IN STRATEGIC DIRECTION • Diversification of model has been effective • Tested leadership team and business strategy • Working capital monetization and strong cash flows TRANSFORMATION RESULTING IN MORE RESILIENT ENTERPRISE Q2 2023 KEY MESSAGES 3 Q2 2019 Q2 2023 Δ Wholesale RV Shipments 116,605 86,230 (26%) Total Net Sales $613 $921 +50% Total RV Sales $341 $384 +13% Total Marine Sales $90 $268 +198% Total Housing Sales $182 $269 +48% Gross margin 18.4% 22.8% +440 bps Operating margin 7.4% 8.2% +80bps Diluted EPS $1.18 $1.94 +64% Free cash flow $58 $163 +182% DISCIPLINED LEISURE LIFESTYLE DEALER INVENTORY MANAGEMENT AND STABILIZING RETAIL TRENDS ($ in millions except per share data) (150,000) (100,000) (50,000) 0 50,000 100,000 150,000 Q 1 -1 8 Q 2 -1 8 Q 3 -1 8 Q 4 -1 8 Q 1 -1 9 Q 2 -1 9 Q 3 -1 9 Q 4 -1 9 Q 1 -2 0 Q 2 -2 0 Q 3 -2 0 Q 4 -2 0 Q 1 -2 1 Q 2 -2 1 Q 3 -2 1 Q 4 -2 1 Q 1 -2 2 Q 2 -2 2 Q 3 -2 2 Q 4 -2 2 Q 1 -2 3 Q 2 -2 3 TTM Net Dealer Units Added (Sold) RV Marine (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q 1 -1 8 Q 2 -1 8 Q 3 -1 8 Q 4 -1 8 Q 1 -1 9 Q 2 -1 9 Q 3 -1 9 Q 4 -1 9 Q 1 -2 0 Q 2 -2 0 Q 3 -2 0 Q 4 -2 0 Q 1 -2 1 Q 2 -2 1 Q 3 -2 1 Q 4 -2 1 Q 1 -2 2 Q 2 -2 2 Q 3 -2 2 Q 4 -2 2 Q 1 -2 3 Q 2 -2 3 TTM Retail Registrations (% Change) RV Retail Marine Retail

Q2 2023 QUARTERLY HIGHLIGHTS • RV OEMs maintained disciplined production levels to better align dealer inventory with end user demand • Marine inventory replenishment cycle largely complete and OEMs prudently scaling back production to ensure retail alignment • Housing revenue declined due to industry headwinds, persistent inflation and higher rates • Long-term demographic trends in Leisure Lifestyle and Housing remain positive despite near-term uncertainty REVENUE DOWN 38% Y/Y AS OEMS REDUCE PRODUCTION TO MAINTAIN HEALTHY DEALER INVENTORIES STRONG GROSS MARGIN AND CASH FLOW PERFORMANCE • Growing portfolio of higher margin products in the marine market • Leveraging variable cost structure in line with lower unit volumes • Executing $35 million in annualized fixed cost reduction initiatives at the organization level • Improved efficiency through automation and technology and growing offering of proprietary products promotes long-term margin expansion IMPROVING GROSS MARGINS DESPITE OEM VOLUME RECALIBRATION • Working capital monetization helped drive significant cash flow improvement despite lower net income • Investing to improve operational efficiency through increased automation and expanding capabilities • Reduced outstanding debt by $117 million while returning cash to shareholders through $0.45 per share regular quarterly dividend and $8 million of opportunistic share repurchases • Strong liquidity profile, favorable debt structure and disciplined leverage position allow us to remain opportunistic and forward-leaning as we drive our capital allocation strategy GENERATED $179M IN OPERATING CASH FLOW THROUGH PRUDENT BALANCE SHEET MANAGEMENT 4

RV MARINE HOUSING 29% of Q2’23 Sales Revenue of $268M Revenue of $269M Industry Shipments1 Housing Starts (Y/Y)4 CPU3 of $5,051 CPU3 of $5,330 MH CPU3 of $6,411 Industry Shipments2 Manufactured Housing (“MH”) Industry Shipments2 PERFORMANCE BY MARKET SECTORS 5 (54%) +6% (44%) +15% 29% of Q2’23 Sales42% of Q2’23 Sales Revenue of $384M (30%) (11%) +11% 1 Data published by RV Industry Association (“RVIA”) I 2 Company estimates based on National Marine Manufacturers Association (“NMMA”), Manufactured Housing Institute (“MHI”) & SSI I 3CPU = Content per wholesale unit for the trailing twelve months I 4U.S. Census Bureau (8%) (23%) (19%)

MARKET SECTOR TRENDS

RV[1]

Q2 2023 UNIT SNAPSHOT


86,230
123,640
Wholesale
Retail

INDUSTRY TRENDS

- OEMs acting with discipline, maintaining reduced production schedules to manage dealer inventories
- Model Year 2022 inventory levels continue to improve
- Model Year 2024 launch ongoing

MARINE[1]

Q2 2023 UNIT SNAPSHOT


44,650
73,330
Wholesale
Retail

INDUSTRY TRENDS

- Marine inventory levels have reached equilibrium
- OEMs recalibrating production & maintaining discipline
- Buyers adjusting to interest rate environment

DURABLE SECULAR TRENDS (RV & MARINE)

- Lifestyle preferences of families looking to experience camping/outdoor and boating activities with friends and family continue to support long-term demand
- Additional government resources allocating funds to park improvements and encouraging outdoor recreational activities, specifically in communities that have lacked access to recreational spaces
- Favorable long-term demographic trends, including growing penetration of Millennial and Gen Z consumers

HOUSING[1]

Q2 2023 UNIT SNAPSHOT

MH Wholesale Unit Shipments[1]	Single-Family[2]	Multifamily[2]
↓ (30%)	↓ (14%)	↓ (6%)

INDUSTRY TRENDS

MH:
- MH dealer-level inventory destocking cycle nearing completion
- Consumer / Retail backlog rebounded quicker than community / build-for-rent business

Single-Family / Multifamily:
- Limited housing inventory supports long-term demand trends
- New housing construction of increased importance given homeowners locked into low rates and are unwilling to re-finance at higher current rates

DURABLE SECULAR TRENDS

MH:
- Demographics, low inventory levels at affordable price points
- MH retains significant price point advantage vs. stick-build homes
- Urban-to-less-dense movement

Single-Family / Multifamily:
- Repair & remodel activities align with our growth of innovative and durable products
- Low inventory of available homes
- Multifamily development continues to grow as a share of total housing starts

PATRICK

[1] Company estimates based on data published by RVIA, NMMA, MHI & SSI I [2]U.S. Census Bureau

6

Q2 2023 FINANCIAL PERFORMANCE $4.79 $1.94 $174 $76 11.8% 8.2% • Net Sales declined 38% primarily as a result of a 44% reduction in RV OEM wholesale shipments, which drove a $454M decline in our RV end market revenue • Gross margin improved 60 basis points due to improved mix of Marine revenue despite the sharp RV industry volume decline • Operating margin results driven by the decline in sales coupled with investments in human capital, continued execution of our IT transformation partially offset by gross margin improvement • Invested $16M in purchases of property, plant and equipment to support automation, production efficiency initiatives, and information technology • Generated operating cash flow of $179M, which was partially used to reduce outstanding debt balances by $117M 7 ($ millions except per share data) DILUTED EPSOPERATING INCOME & MARGINNET SALES & GROSS MARGIN Q2 2022 Q2 2022 Q2 2023 Q2 2022 Q2 2023Q2 2023 22.2% 22.8% $921 $1,476

• $150.0M Term Loan ($133.1M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($195.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,236.9 Less: Cash and Debt Paid as Defined by the Credit Agreement (33.9) Net Debt $ 1,203.0 LTM Pro-Forma Adj. EBITDA $ 462.4 Net Debt to Pro-Forma Adj. EBITDA 2.6 x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (202.0) Unused Credit Capacity $ 573.0 Add: Cash on Hand 33.9 Total Available Liquidity $ 606.9 • Consolidated Net Leverage Ratio – 2.6x • Consolidated Secured Net Leverage Ratio – 0.64x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 2.84x vs. minimum 1.50x COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES1 NET LEVERAGE2 ($ millions) LIQUIDITY ($ millions) 1 As of 7/2/23; 2 As defined by credit agreement 8 BALANCE SHEET AND LIQUIDITY Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities

APPENDIX

NON-GAAP RECONCILATION RECONCILIATION OF NET LEVERAGE Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. ($ in millions) 7/2/2023 Net Income $ 171.5 + Depreciation & Amortization 139.3 + Interest Expense, net 67.8 + Income Taxes 52.9 EBITDA $ 431.5 + Stock Compensation Expense 19.5 + Acquisition Pro-Forma, Transaction- related Expenses & Other 11.4 Pro-Forma Adjusted EBITDA $ 462.4 ($ in millions) Total debt outstanding @ 7/2/2023 $ 1,236.9 Less: cash on hand @ 7/5/2023 (33.9) Net debt @ 7/5/2023 $ 1,203.0 Pro-Forma Adjusted EBITDA $ 462.4 Net debt to Pro-Forma Adjusted EBITDA 2.6x RECONCILIATION OF NET INCOME TO EBITDA TO PRO- FORMA ADJUSTED EBITDA FOR THE TRAILING TWELVE MONTHS 10